Provisions	12 Months Ended
Dec. 31, 2024
Provisions [abstract]
Provisions	Provisions
a) Breakdown
The detail of Provisions in the consolidated balance sheets is as follows:

EUR million
	2024	2023	2022
Provision for pensions and other obligations post-employments	1,731	2,225	2,392
Other long term employee benefits	915	880	950
Provisions for taxes and other legal contingencies	2,717	2,715	2,074
Contingent liabilities and commitments (note 2.o)	710	702	734
Other provisions	2,334	1,919	1,999
Provisions	8,407	8,441	8,149

b) Changes
The changes in 'Provisions' in the last three years were as follows:

EUR million
	2024
	Post employment plans	Long term employee benefits	Contingent liabilities and commitments	Other provisions	Total
Balances at beginning of year	2,225	880	702	4,634	8,441
Incorporation of Group companies, net	—	—	—	—	—
Additions charged to income	96	368	41	3,530	4,035
Interest expense (note 39)	77	29	—	—	106
Staff costs (note 46)	35	11	—	—	46
Provisions or reversion of provisions	(16)	328	41	3,530	3,883
Addition	5	335	502	4,931	5,773
Release	(21)	(7)	(461)	(1,401)	(1,890)
Other additions arising from insurance contracts linked to pensions	(2)	—	—	—	(2)
Changes in value recognised in equity	643	—	—	—	643
Payments to pensioners and pre-retirees with a charge to internal provisions	(153)	(331)	—	—	(484)
Insurance premiums paid	—	—	—	—	—
Payments to external funds	(708)	—	—	—	(708)
Amounts used	—	—	—	(2,490)	(2,490)
Transfer, exchange differences and other changes	(370)	(2)	(33)	(623)	(1,028)
Balances at end of year	1,731	915	710	5,051	8,407

EUR million
	2023					2022
	Post employment plans	Long term employee benefits	Contingent liabilities and commitments	Other provisions	Total	Post employment plans	Long term employee benefits	Contingent liabilities and commitments	Other provisions	Total
Balances at beginning of year	2,392	950	734	4,073	8,149	3,185	1,242	733	4,423	9,583
Incorporation of Group companies, net	(4)	—	—	—	(4)	—	—	—	—	—
Additions charged to income	93	244	(24)	2,501	2,814	128	69	(27)	1,876	2,046
Interest expense (note 39)	60	34	—	—	94	73	27	—	—	100
Staff costs (note 46)	33	9	—	—	42	57	8	—	—	65
Provisions or reversion of provisions	—	201	(24)	2,501	2,678	(2)	34	(27)	1,876	1,881
Addition	3	204	392	4,013	4,612	10	105	618	3,484	4,217
Release	(3)	(3)	(416)	(1,512)	(1,934)	(12)	(71)	(645)	(1,608)	(2,336)
Other additions arising from insurance contracts linked to pensions	—	—	—	—	—	(33)	—	—	—	(33)
Changes in value recognised in equity	944	—	—	—	944	242	—	—	—	242
Payments to pensioners and pre-retirees with a charge to internal provisions	(182)	(316)	—	—	(498)	(229)	(363)	—	—	(592)
Insurance premiums paid	—	—	—	—	—	(3)	—	—	—	(3)
Payments to external funds	(750)	—	—	—	(750)	(451)	—	—	—	(451)
Amounts used	—	—	(1)	(2,087)	(2,088)	—	—	—	(2,817)	(2,817)
Transfer, exchange differences and other changes	(268)	2	(7)	147	(126)	(447)	2	28	591	174
Balances at end of year	2,225	880	702	4,634	8,441	2,392	950	734	4,073	8,149
c) Provision for pensions and other obligations post –employments and Other long term employee benefits
The detail of Provisions for pensions and similar obligations is as follows:

EUR million
	2024	2023	2022
Provisions for post-employment plans - Spanish entities	674	770	1,245
Provisions for other similar obligations - Spanish entities	852	817	895
Of which pre-retirements	839	805	884
Provisions for post-employment plans - United Kingdom	28	76	29
Provisions for post-employment plans - Other subsidiaries	1,029	1,379	1,118
Provisions for other similar obligations - Other subsidiaries	63	63	55
Provision for pensions and other obligations post -employments and Other long term employee benefits	2,646	3,105	3,342
Of which defined benefits	2,638	3,097	3,335
i. Spanish entities - Post-employment plans and other similar obligations
At 31 December 2024, 2023 and 2022, the Spanish entities had post-employment benefit obligations under defined contribution and defined benefit plans. In addition, in various years some of the consolidated entities offered certain of their employees the possibility of taking pre-retirement and, therefore, provisions are recognised each year for the obligations to employees taking pre-retirement -in terms of salaries and other employee benefit costs- from the date of their pre-retirement to the agreed end date.
In 2022, the provisions made to cover the commitments with 446 employees covered by early retirement and incentivized dismissals plan amounted to EUR 92 million.
In 2023, the provisions made to cover the commitments with 502 employees covered by early retirements and incentivized dismissals amounted to EUR 160 million.
In 2024, the provisions made to cover the commitments with 826 employees covered by early retirements and incentivized dismissals amounted to EUR 303 million.
The expenses incurred by the Spanish companies in 2024, 2023 and 2022 in respect of contributions to defined contribution plans amounted to EUR 126 million, EUR 116 million and EUR 101 million, respectively.
The amount of the defined benefit obligations was determined on the basis of the work performed by independent actuaries using the following actuarial techniques:
1.    Valuation method: projected unit credit method, which sees each period of service as giving rise to an additional unit of benefit entitlement and measures each unit separately.
2.    Actuarial assumptions used: unbiased and mutually compatible. Specifically, the most significant actuarial assumptions used in the calculations were as follows:

	Post-employment plans			Other similar obligations
	2024	2023	2022	2024	2023	2022
Annual discount rate	3.00%	3.35%	3.80%	3.00%	3.35%	3.80%
Mortality tables	PER2020 M/F Col. Orden 1	PER2020 M/F Col. Orden 1	PER2020 M/F Col. Orden 1	PER2020 M/F Col. Orden 1	PER2020 M/F Col. Orden 1	PER2020 M/F Col. Orden 1
Cumulative annual CPI growth	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Annual salary increase rate	1.25%A	1.25%A	1.25%A	N/A	N/A	N/A
Annual social security pension increase rate	2.12%	2.12%	2.00%	N/A	N/A	N/A
Annual benefit increase rate	N/A	N/A	N/A	0%	0%	0%
A.Corresponds to the group’s defined-benefit obligations.
The discount rate used for the flows was determined by reference to high-quality corporate bonds (at least AA in euros) matching the durations of the commitments. From the bond portfolio considered, callable, putable and sinkable bonds, which could distort the rates, are excluded.
Any changes in the main assumptions could affect the calculation of the obligations. At 31 December 2024, if the discount rate used had been decreased or increased by 50 basis points (bp), there would have been an increase or decrease in the present value of the post-employment obligations of 4.18% (-50 bp) to -3.88% (+50 bp),respectively, and an increase or decrease in the present value of the long-term obligations of 1.11% (-50 bp) to -1.08% (+50 bp), respectively.

These changes would be offset in part by increases or decreases in the fair value of the assets and insurance contracts linked to pensions.
3. The estimated retirement age of each employee is the first at which the employee is entitled to retire or the agreed-upon age, as appropriate.
The fair value of insurance contracts was determined as the present value of the related payment obligations, taking into account the following assumptions:

	Post-employment plans			Other similar obligations
	2024	2023	2022	2024	2023	2022
Expected rate of return on plan assets	3.00%	3.35%	3.80%	3.00%	3.35%	3.80%
Expected rate of return on reimbursement rights	3.00%	3.35%	3.80%	N/A	N/A	N/A
The funding status of the defined benefit obligations in 2024 and the two preceding years is as follows:

EUR million
	Post-employment plans			Other similar obligations
	2024	2023	2022	2024	2023	2022
Present value of the obligations
To current employees	18	21	25	—	—	—
Vested obligations to retired employees	1,829	1,917	2,005	—	—	—
To pre-retirees employees	—	—	—	844	812	892
Long-service bonuses and other benefits	—	—	—	13	12	11
Other	52	49	46	—	—	—
	1,899	1,987	2,076	857	824	903
Less - Fair value of plan assets	1,234	1,235	861	5	7	8
Provisions - Provisions for pensions	665	752	1,215	852	817	895
Of which:
Internal provisions for pensions	593	677	1,141	852	817	895
Net pension assets	(6)	(14)	(24)	—	—	—
Insurance contracts linked to pensions (note 14)	81	93	104	—	—	—
Unrecognised net assets for pensions	(3)	(4)	(6)	—	—	—
The amounts recognised in the consolidated income statements in relation to the aforementioned defined benefit obligations are as follows:

EUR million
	Post-employment plans			Other similar obligations
	2024	2023	2022	2024	2023	2022
Current service cost	3	2	3	1	1	1
Interest cost (net)	28	42	48	25	30	25
Expected return on insurance contracts linked to pensions	(3)	(4)	(4)	—	—	—
Provisions or reversion of provisions
Actuarial (gains)/losses recognised in the year	—	—	—	—	7	(67)
Past service cost	3	2	2	—	13	—
Pre-retirement cost	—	—	—	303	160	92
OtherA	(10)	(1)	(8)	(4)	(1)	—
	21	41	41	325	210	51
A.Including reduction/settlement effect
In addition, in 2024 'Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans' has decreased by EUR 21 million with respect to defined benefit obligations (decrease of EUR 10 and increase of EUR 295 million in 2023 and 2022, respectively).
The changes in the present value of the accrued defined benefit obligations were as follows:

EUR million
	Post-employment plans			Other similar obligations
	2024	2023	2022	2024	2023	2022
Present value of the obligations at beginning of year	1,987	2,076	2,891	824	903	1,198
Incorporation of Group companies, net	—	—	—	—	—	—
Current service cost	3	2	3	1	1	1
Interest cost	71	82	78	25	30	25
Pre-retirement cost	—	—	—	303	160	92
Effect of curtailment/settlement	(10)	(1)	(8)	(4)	(1)	—
Benefits paid	(203)	(210)	(258)	(292)	(290)	(346)
Benefits paid due to settlements	(2)	—	—	—	—	—
Past service cost	3	2	2	—	13	—
Actuarial (gains)/losses	45	37	(631)	—	7	(68)
Demographic actuarial (gains)/losses	—	(2)	2	(1)	—	(5)
Financial actuarial (gains)/losses	45	39	(633)	1	7	(63)
Exchange differences and other items	5	(1)	(1)	—	1	1
Present value of the obligations at end of year	1,899	1,987	2,076	857	824	903
The changes in the fair value of plan assets and of insurance contracts linked to pensions were as follows:

Plan Assets
EUR million
	Post-employment plans			Other similar obligations
	2024	2023	2022	2024	2023	2022
Fair value of plan assets at beginning of year	1,235	861	1,217	7	8	10
Incorporation of Group companies, net	—	—	—	—	—	—
Expected return on plan assets	43	40	30	—	—	—
Gains/(losses) on settlements	—	—	—	—	—	—
Benefits paid	(124)	(89)	(78)	(2)	(2)	(2)
Contributions/(surrenders)	58	409	2	—	—	—
Actuarial gains/(losses)	27	25	(303)	—	—	(1)
Exchange differences and other items	(5)	(11)	(7)	—	1	1
Fair value of plan assets at end of year	1,234	1,235	861	5	7	8

Insurance Contracts linked to pensions
EUR million
	Post-employment plans			Other similar obligations
	2024	2023	2022	2024	2023	2022
Fair value of insurance contracts linked to pensions at beginning of year	93	104	149	—	—	—
Incorporation of Group companies, net	—	—	—	—	—	—
Expected return on insurance contracts linked to pensions	3	4	4	—	—	—
Benefits paid	(13)	(15)	(16)	—	—	—
Paid premiums	—	—	—	—	—	—
Actuarial gains/(losses)	(2)	—	(33)	—	—	—
Fair value of insurance contracts linked to pensions at end of year	81	93	104	—	—	—
In view of the conversion of the defined-benefit obligations to defined-contribution obligations, the Group will not make material current contributions in Spain in 2025 to fund its defined-benefit pension obligations.
The plan assets and the insurance contracts linked to pensions are instrumented mainly through insurance policies.
The following table shows the estimated benefits payable at 31 December 2024 for the next ten years:

EUR million
2025	446
2026	393
2027	332
2028	277
2029	227
2030 to 2034	726

ii. United Kingdom
At the end of each of the last three years, the businesses in the United Kingdom had post-employment benefit obligations under defined contribution and defined benefit plans. The expenses incurred in respect of contributions to defined contribution plans amounted to EUR 98 million in 2024 (EUR 87 million in 2023 and EUR 77 million in 2022).
The amount of the defined benefit obligations was determined on the basis of the work performed by independent actuaries using the following actuarial techniques:

1.    Valuation method: projected unit credit method, which sees each period of service as giving rise to an additional unit of benefit entitlement and measures each unit separately.
2.    Actuarial assumptions used: unbiased and mutually compatible. Specifically, the most significant actuarial assumptions used in the calculations were as follows:

	2024	2023	2022
Annual discount rate	5.54%	4.63%	4.88%
Mortality tables	The S3 Middle tables weighted at 84% of the CMI_2023 projection with an initial addition of 0.25%, smoothing parameter 7 and improving 1.25%.	The S3 Middle tables weighted at 84% of the CMI_2022 projection with an initial addition of 0.25%, smoothing parameter 7 and improving 1.25%.	The S3 Middle tables weighted at 84% of the CMI_2021 projection with an initial addition of 0.25%, smoothing parameter 7 and improving 1.25%.
Cumulative annual CPI growth	3.11%	3.02%	3.11%
Annual salary increase rate	1.00%	1.00%	1.00%
Annual pension increase rate	3.04%	2.96%	2.98%
The discount rate used for the flows was determined by reference to high-quality corporate bonds (at least AA in pounds sterling) that coincide with the terms of the obligations.
Any changes in the main assumptions could affect the calculation of the obligations. At 31 December 2024, if the discount rate used had been decreased or increased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of 6.20% (-50 bp) and -5.60% (+50 bp), respectively. If the inflation assumption had been increased or decreased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of 4.28% (+50 bp) and -4.16% (-50 bp), respectively. These changes would be offset in part by increases or decreases in the fair value of the assets.
The funding status of the defined benefit obligations in 2024 and the two preceding years is as follows:

EUR million
	2024	2023	2022
Present value of the obligations	8,898	9,451	8,982
Less-
Fair value of plan assets	9,400	10,208	10,152
Provisions - Provisions for pensions	(502)	(757)	(1,170)
Of which:
Internal provisions for pensions	28	76	29
Net assets for pensions	(530)	(833)	(1,199)
The amounts recognised in the consolidated income statements in relation to the aforementioned defined benefit obligations are as follows:

EUR million
	2024	2023	2022
Current service cost	13	14	30
Interest cost (net)	(40)	(62)	(37)
Provisions or reversal of provisions, net
Cost of services provided	—	—	—
Others	—	—	—
	(27)	(48)	(7)
In addition, in 2024 'Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans has decreased by EUR 475 million with respect to defined benefit obligations ( decrease of EUR 687 and of EUR 857 million in 2023 and 2022, respectively).
The changes in the present value of the accrued defined benefit obligations were as follows:

EUR million
	2024	2023	2022
Present value of the obligations at beginning of year	9,451	8,982	15,392
Net incorporation of companies into the Group	—	(28)	—
Current service cost	13	14	30
Interest cost	438	436	283
Benefits paid	(465)	(428)	(487)
Benefits paid by settlements	—	(9)	—
Contributions made by employees	7	6	9
Past service cost	—	—	—
Actuarial (gains)/losses	(965)	281	(5,660)
Demographic actuarial (gains)/losses	(133)	(59)	(144)
Financial actuarial (gains)/losses	(832)	340	(5,516)
Exchange differences and other items	419	197	(585)
Present value of the obligations at end of year	8,898	9,451	8,982
The changes in the fair value of the plan assets were as follows:

EUR million
	2024	2023	2022
Fair value of plan assets at beginning of year	10,208	10,152	17,244
Net incorporation of companies into the Group	—	(41)	—
Expected return on plan assets	478	498	320
Benefits paid	(465)	(434)	(487)
Contributions	182	225	262
Actuarial gains/(losses)	(1,440)	(406)	(6,517)
Exchange differences and other items	437	214	(670)
Fair value of plan assets at end of year	9,400	10,208	10,152
In 2025 the Group expects to make current contributions to fund these obligations for amounts similar to those made in 2024.
The main categories of plan assets as a percentage of total plan assets are as follows:

	2024	2023	2022
Equity instruments	—	—	—
Debt instruments	66%	62%	51%
Properties	14%	12%	13%
Other	20%	26%	36%
The following table shows the estimated benefits payable at 31 December 2024 for the next ten years:

EUR million
2025	577
2026	489
2027	511
2028	535
2029	558
2030 to 2034	2,939
iii. Other foreign subsidiaries
Certain of the consolidated foreign entities have acquired commitments to their employees similar to post-employment benefits.
At 31 December 2024, 2023 and 2022, these entities had defined-contribution and defined-benefit post-employment benefit obligations. The expenses incurred in respect of contributions to defined contribution plans amounted to EUR 133 million in 2024 (EUR 107 million at 31 December 2023 and EUR 118 million at 31 December 2022).
The actuarial assumptions used by these entities (discount rates, mortality tables and cumulative annual CPI growth) are consistent with the economic and social conditions prevailing in the countries in which they are located.

Specifically, the discount rate used for the flows was determined by reference to high-quality corporate bonds, except in the case of Brazil where there is no extensive corporate bond market and, accordingly the discount rate was determined by reference to the series B bonds issued by the Brazilian National Treasury Secretariat for a term coinciding with that of the obligations. In Brazil the discount rate used was between 10.50% and 10.58%, the CPI 3.00% and the mortality table the AT-2000, AT-2000 Basic y AT-2000 S10.
Any changes in the main assumptions could affect the calculation of the obligations. At 31 December 2024, if the discount rate used had been decreased or increased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of 3.96% (-50 bp) and -3.71% (+50 bp), respectively. These changes would be offset in part by increases or decreases in the fair value of the assets.

The funding status of the obligations similar to post-employment benefits and other long-term benefits in 2024 and the two preceding years is as follows:

EUR million
	2024	Of which business in Brazil	2023	2022
Present value of the obligations	6,903	4,465	8,485	7,578
Less-
Of which: with a charge to the participants	157	157	114	107
Fair value of plan assets	6,502	4,849	7,787	7,321
Provisions - Provisions for pensions	244	(541)	584	150
Of which:
Internal provisions for pensions	1,084	211	1,434	1,166
Net assets for pensions	(141)	(53)	(154)	(122)
Unrecognised net assets for pensions	(699)	(699)	(696)	(894)
The amounts recognised in the consolidated income statements in relation to these obligations are as follows:

EUR million
	2024	2023	2022
Current service cost	29	25	31
Interest cost (net)	93	84	64
Provisions or reversion of provisions
(Actuarial gains)/losses recognised in the year	28	23	8
Past service cost	2	1	8
Pre-retirement cost	—	—	—
Other	(10)	(3)	(3)
	142	130	108
In addition, in 2024 'Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans' has decreased by EUR 147 million with respect to defined benefit obligations (decrease of EUR 247 million and increase of EUR 320 million in 2023 and 2022, respectively).
The changes in the present value of the accrued obligations were as follows:

EUR million
	2024	2023	2022
Present value of the obligations at beginning of year	8,485	7,578	8,018
Incorporation of Group companies, net	—	(20)	—
Current service cost	29	25	31
Interest cost	579	600	546
Pre-retirement cost	—	—	—
Effect of curtailment/settlement	(10)	(2)	(3)
Benefits paid	(1,113)	(730)	(653)
Benefits paid due to settlements	(20)	(2)	(179)
Contributions made by employees	4	3	5
Past service cost	2	1	8
Actuarial (gains)/losses	(191)	697	(876)
Demographic actuarial (gains)/losses	(1)	40	5
Financial actuarial (gains)/losses	(190)	657	(881)
Exchange differences and other items	(862)	335	681
Present value of the obligations at end of year	6,903	8,485	7,578
The changes in the fair value of the plan assets were as follows:

EUR million
	2024	2023	2022
Fair value of plan assets at beginning of year	7,787	7,321	7,167
Incorporation of Group companies, net	—	(16)	—
Expected return on plan assets	551	588	570
Benefits paid	(1,022)	(644)	(766)
Contributions	477	124	198
Actuarial gains/(losses)	(304)	110	(498)
Exchange differences and other items	(987)	304	650
Fair value of plan assets at end of year	6,502	7,787	7,321
In 2025 the Group expects to make contributions to fund these obligations for amounts similar to those made in 2024.
The main categories of plan assets as a percentage of total plan assets are as follows:

	2024	2023	2022
Equity instruments	13%	11%	11%
Debt instruments	79%	83%	83%
Properties	1%	1%	1%
Other	7%	5%	5%
The following table shows the estimated benefits payable at 31 December 2024 for the next ten years:

EUR million
2025	614
2026	604
2027	594
2028	600
2029	611
2030 to 2034	3,067
d) Provisions for taxes and other legal contingencies and Other provisions
'Provisions - Provisions for taxes and other legal contingencies' and 'Provisions - Other provisions', which include, inter alia, provisions for restructuring costs and tax-related and non-tax-related proceedings, were estimated using prudent calculation procedures in keeping with the uncertainty inherent to the obligations covered. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, these obligations have no fixed settlement period and, in other cases, depend on the legal proceedings in progress.
The detail, by geographical area, of Provisions for taxes and other legal contingencies and Other provisions is as follows:

EUR million
	2024	2023	2022
Recognised by Spanish companies	1,924	1,921	1,768
Recognised by other EU companies	694	433	328
Recognised by other companies	2,433	2,280	1,977
Of which:
Brazil	1,445	1,618	1,243
United Kingdom A	654	373	345
	5,051	4,634	4,073
A.Of which GBP 293 million (EUR 353.3 million) correspond to the Financial Conduct Authority (FCA) review of the Vehicle Finance Market as detailed in note 25.e.ii.
Set forth below is the detail, by type of provision, of the balance at 31 December 2024, 2023 and 2022 of Provisions for taxes and other legal contingencies and Other provisions.
The types of provision were determined by grouping together items of a similar nature:

EUR million
	2024	2023	2022
Provisions for taxes	727	745	679
Provisions for employment-related proceedings (Brazil)	458	611	301
Provisions for other legal proceedings	1,532	1,359	1,094
Provision for customer remediation	1,001	454	349
Provision for restructuring	589	596	641
Other	744	869	1,009
	5,051	4,634	4,073
Relevant information is set forth below in relation to each type of provision shown in the preceding table.
The provisions for taxes include provisions for tax-related proceedings.
The provisions for employment-related proceedings (Brazil) relate to claims filed by trade unions, associations, the prosecutor’s office and ex-employees claiming employment rights to which, in their view, they are entitled, particularly the payment of overtime and other employment rights, including litigation concerning retirement benefits. The number and nature of these proceedings, which are common for banks in Brazil, justify the classification of these provisions in a separate category or as a separate type from the rest. The Group calculates the provisions associated with these claims in accordance with past experience of payments made in relation to claims for similar items. When claims do not fall within these categories, a case-by-case assessment is performed and the amount of the provision is calculated in accordance with the status of each proceeding and the risk assessment carried out by the legal advisers.
The provisions for other legal proceedings include provisions for court, arbitration or administrative proceedings (other than those included in other categories or types of provisions disclosed separately) brought against Grupo Santander companies.
The provisions for customer remediation include mainly the estimated cost of payments to remedy errors relating to the sale of certain products in the UK, the CHF mortgage portfolio of Poland, as well as the estimated amount related to the floor clauses of Banco Popular Español, S.A.U in Spain. To calculate the provision for customer remediation, the best estimate of the provision made by management is used, which is based on the estimated number of claims to be received and, of these, the number that will be accepted, as well as the estimated average payment per case.
The provisions for restructuring include only the costs arising from restructuring processes carried out by the various Group companies.
Lastly, the Other heading contains very atomized and individually insignificant provisions, such as the provisions to cover the operational risk of the different offices of the Group.
Qualitative information on the main litigation is provided in Note 25 e to the consolidated financial statements.
The Group's general policy is to record provisions for tax and legal proceedings in which the Group assesses the chances of loss to be probable and the Group does not record provisions when the chances of loss are possible or remote. Grupo Santander determines the amounts to be provided for as its best estimate of the expenditure required to settle the corresponding claim based, among other factors, on a case-by-case analysis of the facts and the legal opinion of internal and external counsel or by considering the historical average amount of the loss incurred in claims of the same nature. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, the obligations do not have a fixed settlement term and, in others, they depend on legal proceedings in progress.
Regarding their variations in fiscal year 2024, in provisions for labor processes and others of a legal nature, EUR 404 million and EUR 327 million were recorded in Brazil in 2024, making payments of EUR 463 million and EUR 205 million, respectively.
e) Litigation and other matters
i. Tax-related litigation
At 31 December 2024 the main tax-related proceedings concerning the Group were as follows:
•Legal actions filed by Banco Santander (Brasil) S.A. and other Group entities to avoid the application of Law 9.718/98, which modifies the basis to calculate Programa de Integraçao Social (PIS) and Contribuição para Financiamento da Seguridade Social (COFINS), extending it to all the entities income, and not only to the income from the provision of services. In relation of Banco Santander (Brasil) S.A. process, in 2015 the Federal Supreme Court (FSC) admitted the extraordinary appeal filed by the Federal Union regarding PIS, and dismissed the extraordinary appeal lodged by the Brazilian Public Prosecutor's Office regarding COFINS contribution, confirming the decision of Federal Regional Court favourable to Banco Santander (Brasil) S.A. of August 2007. The Federal Supreme Court also admitted the appeals related to the other Group entities both for PIS and COFINS. On June 13, 2023, the Federal Supreme Court ruled unfavorably two cases through General Repercussion (Theme 372), including Banco Santander (Brasil) S.A. case. The Bank has filed a new appeal, considering the possible loss as a contingent liability. The cases of the other Group entities are no longer susceptible of appeal and a provision has been recognized for the amount of the estimated loss.

•Banco Santander (Brasil) S.A. and other Group companies in Brazil have appealed against the assessments issued by the Brazilian tax authorities questioning the deduction of loan losses in their income tax returns (Imposto sobre a Renda das Pessoas Jurídicas - IRPJ - and Contribuçao Social sobre o Lucro Liquido -CSLL-) in relation to different administrative processes of various years on the ground that the requirements under the applicable legislation were not met. The appeals, which involves several cases, are pending decision in different administrative and judicial instances. No provision was recognised in connection with the amount considered to be a contingent liability.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against several municipalities that demand payment of the Service Tax on certain items of income from transactions not classified as provisions of services. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against the tax authorities in connection with the taxation for social security purposes of certain items which are not considered to be employee remuneration. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.
•In May 2003 the Brazilian tax authorities issued separate infringement notices against Santander Distribuidora de Títulos e Valores Mobiliarios, Ltda. (DTVM, actually Santander Brasil Tecnología S.A.) and Banco Santander (Brasil) S.A. in relation to the Provisional Tax on Financial Movements (Contribuição Provisória sobre Movimentação Financeira) of the years 2000 to 2002. The administrative discussion ended unfavourably for both companies, and on July 3, 2015, they filed a lawsuit requesting the cancellation of both tax assessments. The lawsuit was judged unfavourably in first instance. Therefore, both plaintiffs appealed to the court of second instance. On December 2020, the appeal was decided unfavourably. Against the judgment, the bank filed a motion for clarification which has not been accepted. Currently it is appealed to higher courts. There is a provision recognized for the estimated loss.
•In December 2010 the Brazilian tax authorities issued an infringement notice against Santander Seguros S.A. (Brasil), (currently Zurich Santander Brasil Seguros e Previdência S.A.), as the successor by merger to ABN AMRO Brasil dois Participações S.A., in relation to income tax (IRPJ and CSLL) for 2005, questioning the tax treatment applied to a sale of shares of Real Seguros, S.A. The administrative discussion ended unfavourably, and the CARF decision has been appealed at the Federal Justice. As the former parent of Santander Seguros S.A. (Brasil), Banco Santander (Brasil) S.A. is liable in the event of any adverse outcome of this proceeding. No provision was recognised in connection with this proceeding as it is considered to be a contingent liability.
•In November 2014 the Brazilian tax authorities issued an infringement notice against Banco Santander (Brasil) S.A. in relation to corporate income tax (IRPJ and CSLL) for 2009 questioning the tax-deductibility of the amortisation of the goodwill of Banco ABN AMRO Real S.A. performed prior to the absorption of this bank by Banco Santander (Brasil) S.A., but accepting the amortisation performed after the merger. The Bank appealed before the Higher Chamber of CARF, and a final favourable decision was obtained in April 2024. No provision was recognised in connection with this proceeding as it was considered to be a contingent liability.
•Banco Santander (Brasil) S.A. has also appealed against infringement notices issued by the tax authorities questioning the tax deductibility of the amortisation of the goodwill arising on the acquisition of Banco Comercial e de Investimento Sudameris S.A from years 2007 to 2012. In May and October 2024, the appeal related to period 2009 to 2012 was finally rejected by the CARF and the resolution was appealed at the Federal Justice. No provision was recognised in connection with this matter as it was considered to be a contingent liability.
•Banco Santander (Brasil) S.A. and other companies of the Group in Brazil are undergoing administrative and judicial procedures against Brazilian tax authorities for not admitting tax compensation with credits derived from other tax concepts, not having registered a provision for the amount considered to be a contingent liability.
•Banco Santander (Brasil) S.A. is involved in appeals in relation to infringement notices issued by tax authorities regarding the offsetting of tax losses in the CSLL of year 2009 and 2019. The appeals are pending decision at the administrative level. No provision was recognised in connection with this matter as it is considered to be a contingent liability.
•Banco Santander (Brasil) S.A. filed a suspensive judicial measure aiming to avoid the withholding income tax (Imposto sobre a Renda Retido na Fonte - IRRF), on payments derived from technology services provided by Group foreign entities. A favorable decision was handed down and an appeal was filed by the tax authority at the Federal Regional Court, where it awaits judgment. No provision was recognized as it is considered to be a contingent liability
•Brazilian tax authorities have issued infringement notices against Getnet Adquirência e Serviços para Meios de Pagamento S.A and Banco Santander (Brasil) S.A. as jointly liable in relation to corporate income tax (IRPJ and CSLL) for 2014 to 2018 questioning the tax-deductibility of the amortization of the goodwill from the acquisition of Getnet Tecnologia Proces S.A., considering that the company would not have complied with the legal requirements for such amortization. The tax assessment notices were appealed to the CARF. In 2024, the CARF issued a favourable partial decision on both infraction notices. In December 2024, the tax authorities issued a new infringement notice for 2019 and 2020. No provision was recognized as it is considered to be a contingent liability.
The total amount for the aforementioned Brazil lawsuits that are fully provisioned is EUR 711 million, and for lawsuits that qualify as contingent liabilities is EUR 4,740 million.
•Banco Santander appealed before European Courts the Decisions 2011/5/CE of 28 October 2009 (First Decision), and 2011/282/UE of 12 January 2011 (Second Decision) of the European Commission, ruling that the deduction of the financial goodwill regulated pursuant to Article 12.5 of the Corporate Income Tax Law constituted illegal State aid. On October 2021 the Court of Justice definitively confirmed these Decisions. The dismissal of the appeal, that only affects these two decisions, had no impact on results.
At the date of approval of these consolidated annual accounts, there are other less significant tax disputes.
ii. Non-tax-related proceedings
At 31 December 2024 the main non-tax-related proceedings concerning the Group were as follows:
•Payment Protection Insurance (PPI): AXA France IARD and AXA France Vie (former GE Capital Corporation Group entities (GE Capital), known as Financial Insurance Company Ltd (FICL) and Financial Assurance Company Ltd (FACL), acquired by AXA SA in 2015) (together, AXA France) have brought a claim for GBP 552 million (EUR 665.6 million) (plus interest) against (i) Santander Cards UK Limited (former GE Capital entity known as GE Capital Bank Limited (GECB), which was acquired by Banco Santander SA in 2008 and subsequently transferred to Santander UK plc); and (ii) Santander Insurance Services UK Limited (a Banco Santander SA subsidiary) (together the Santander Entities). The claim relates to the allocation of liability for compensation and associated costs in respect of a large number of PPI policies distributed by GECB pre-2005, which were underwritten by FICL and FACL. . Axa France reduced their claim from GBP 670 million (EUR 807.9 million) to GBP 552 million (EUR 665.6 million) (plus interest) in their Re-Re-Amended Particulars of Claim dated 29 June 2023. The Santander Entities strongly refute the claim. Trial has been fixed for six weeks, beginning on 3 March 2025.

There are ongoing factual issues to be resolved which may have legal consequences including in relation to liability. These issues create uncertainties which mean that it is difficult to reliably predict the outcome or the timing of the resolution of the matter. The provision recognized includes the best estimate of the Santander Entities' liability to the specific portfolio.

•Motor Finance Broker Commissions: following the Financial Conduct Authority’s (FCA) Motor Market review in 2019 which resulted in a change in rules in January 2021, Santander Consumer (UK) plc (SCUK) has received a number of county court claims and complaints in respect of its historical use of discretionary commission arrangements (DCAs) prior to the 2021 rule changes. In January 2024 the FCA commenced a review of the use of DCAs between lenders and credit brokers (the FCA Review) and paused the handling of these complaints originally until September 2024. The FCA announced in July 2024 that it expected to share the outcome of its Review by May 2025 and that the pause in respect of handling of these complaints was extended to 4 December 2025. In December 2024, the FCA announced the expansion of this pause on DCA complaints handling to other motor finance commission complaints received on or after 26 October 2024, also until 4 December 2025. A claim has also been issued against SCUK, Santander UK plc and others in the Competition Appeal Tribunal (CAT), alleging that SCUK’s historical DCAs in respect of used car financing operated in breach of the Competition Act 1998. This is currently paused until the end of July 2025 connected to the outcome of the FCA Review.
In a judicial proceeding brought against other financial entities, on 25 October 2024, the Court of Appeal issued a judgment establishing certain criteria which, after the corresponding assessment by SCUK, has led it to recognise a provision of GBP 293 million (EUR 353.3 million) as of December 2024, although the referred judgment has been appealed before the Supreme Court. This includes estimates for operational and legal costs (including litigation costs) reached after considering various scenarios which take into account the differences and similarities between the cases in the referred judgment and SCUK’s situation, as well as the outcome of the Supreme Court appeal, the scope, nature and timeframe of any redress scheme, applicable time periods, claims, rates and compensatory interest rates.

The outcome of the FCA’s Review and/or adverse outcomes from litigation could result in material costs. The outcome of the FCA’s Review may be informed by the judgment of the Court of Appeal handed down on 25 October 2024 in relation to cases against other lenders involving DCAs, as well as the anticipated judgment of the Supreme Court on appeal (noting that permission for leave to appeal to the Supreme Court has been granted relating to these cases, with the hearing listed for 1 to 3 April 2025). The FCA’s Review might also be informed by the outcome of a judicial review of a final decision by the Financial Ombudsman Service (FOS) against another lender that was heard in October 2024. Judgment in this case was handed down in December 2024 and permission for leave to appeal to the Court of Appeal has been granted.

These matters, mean that there are currently significant uncertainties as to the extent of any misconduct, if any, as well as the perimeter of commission models, nature, extent and timing of any remediation action if required. As such, the ultimate financial impact could be materially different than the amount provided and it is not practicable to quantify the extent of any remaining contingent liability.
•Delforca: dispute arising from equity swaps entered into by Gaesco (now Delforca 2008, S.A. (Delforca)) on shares of Inmobiliaria Colonial, S.A. Banco Santander, S.A. is claiming to Delforca before the Court of Barcelona in charge of the bankruptcy proceedings, a total of EUR 66 million from the liquidation resulting from the early termination of financial transactions due to Delforca's non-payment of the equity swaps. In the same bankruptcy proceedings, Delforca and Mobiliaria Monesa, S.A., parent of Delforca (Monesa) have in turn claimed the Bank to repay EUR 57 million, which the Bank received for the enforcement of the agreed guarantee, as a result of the aforementioned liquidation. On 16 September 2021 the Commercial Court Number 10 of Barcelona has ordered Delforca to pay the Bank EUR 66 million plus EUR 11 million in interest and has dismissed the claims filed by Delforca. This decision has been appealed by Delforca, Monesa and the bankruptcy administrator. On 1 June 2023, the appeal hearing took place and on 15 November 2023 the Provincial Court of Barcelona rendered a judgment dismissing the appeals filed by Delforca, Monesa and the bankruptcy administrator and confirming the first instance judgment. Delforca and Monesa (not the bankruptcy administrator) have filed an appeal in cassation before the Supreme Court against the judgment of the Provincial Court of Barcelona.
Separately, Monesa, filed in 2009 a civil procedure with the Courts of Santander against the Bank claiming damages that have not been specified to date. The procedure is suspended.
•Former employees of Banco do Estado de São Paulo S.A., Santander Banespa, Cia. de Arrendamiento Mercantil: class action filed by AFABESP (an association of retirees and former Banespa employees) claiming payment of a semi-annual bonus provided for in the Bank's bylaws. The final decision rendered on the merits was unfavorable to Santander. However, a favorable decision was subsequently rendered stating that each beneficiary of the decision shall file an individual lawsuit to receive the due amount.
Since the judgments adopted different positions for each case, a procedure called Incident for the Resolution of Repetitive Demands (IRDR) was commenced before the Regional Labor Court (TRT) with the purpose of establishing objective criteria regarding the arguments brought by the Bank, mainly the statute of limitations and limitation of payments until December 2006 (Plan V).On 11 March 2024, the IRDR was admitted for future judgment, and it was determined that all cases filed in São Paulo - Capital remained suspended from its second instance (TRT).
Finally, due to the divergence between the interpretation of the Federal Constitution, an Action for Allegation of Non-Compliance with a Fundamental Precept (ADPF) was also filed, so that the Federal Supreme Court (STF) settles the issue and indicates the correct statute of limitations to be used in the individual cases filed.
On 27 June 2024, an agreement was signed with the indication of a nominal and exhaustive list of 7,299 retirees who, according to the criteria presented by the Bank, are entitled to payment of the amounts related to semi-annual bonuses. The maximum value of the agreement was of BRL 2,742.15 million (EUR 420.1 million); though it ultimately depended on the individual and voluntary adherence of each beneficiary (the Agreement). At the end of the voluntary adherence period in August 2024 6,501 people had adhered to the agreement (89% of the total), out of which 6,500 agreements were finally approved at the deadline for judicial approvals set on 15 October 2024, totaling BRL 2,440.51 million (~EUR 379.6 million). The bank has made the necessary contributions to the fund Banesprev to comply with the payments derived from the Agreement. As to the beneficiaries who have not adhered to the Agreement, as of the date of these annual consolidated accounts, there are ongoing factual and legal issues that make it impossible to reliably predict the potential impact.
•'Planos Económicos': like the rest of the banking system in Brazil, Santander Brazil has been the target of customer complaints and collective civil suits stemming mainly from legislative changes and its application to bank deposits (economic plans). At the end of 2017, an agreement between regulatory entities and the Brazilian Federation of Banks (Febraban) with the purpose of closing the lawsuits was reached and was approved by the Supremo Tribunal Federal. Discussions focused on specifying the amount to be paid to each affected client according to the balance in their notebook at the time of the Plan. Finally, the total value of the payments will depend on the number of adhesions there may be and the number of savers who have proved the existence of the account and its balance on the date the indexes were changed. In November 2018, the STF ordered the suspension of all economic plan proceedings for two years from May 2018. On 29 May 2020, the STF approved the extension of the agreement for 5 additional years starting from 3 June 2020. Condition for this extension was to include in the agreement actions related to the 'Collor I Plan'. On 31 December 2024, the provision recorded for the economic plan proceedings amounts to EUR 167.0 million.
•Floor clauses: as a consequence of the acquisition of Banco Popular Español, S.A.U. (Banco Popular), the Group has been exposed to a material number of transactions with floor clauses. The so-called floor clauses are those under which the borrower accepts a minimum interest rate to be paid to the lender, regardless of the applicable reference interest rate. Banco Popular included floor clauses in certain asset-side transactions with customers. In relation to this type of clauses, and after several rulings issued by the Court of Justice of the European Union (CJEU) and the Spanish Supreme Court, and the extrajudicial process established by the Spanish Royal Decree-Law 1/2017, of 20 January, Banco Popular made provisions that were updated in order to cover the effect of the potential return of the excess interest charged for the application of the floor clauses between the contract date of the corresponding mortgage loans and May 2013. On 31 December 2024, after having processed most of the customer requests, the potential residual loss associated with ongoing court proceedings is estimated at EUR 51.29 million, amount which is fully covered by provisions.
•Banco Popular´s acquisition: after the declaration of the resolution of Banco Popular, some investors filed claims against the EU’s Single Resolution Board decision, and the FROB's resolution executed in accordance with the aforementioned decision. Likewise, numerous appeals were filed against Banco Santander, S.A. alleging that the information provided by Banco Popular was erroneous and requesting from Banco Santander, S.A. the restitution of the price paid for the acquisition of the investment instruments or, where appropriate, the corresponding compensation.
In relation to these appeals, on the one hand, the General Court of the European Union (GCUE) selected 5 appeals from among all those filed before the European courts by various investors against the European institutions and processed them as pilot cases. On 1 June 2022, the GCUE rendered five judgements in which it completely dismissed the appeals, (i) supporting the legality of the resolution framework applied to Banco Popular, (ii) confirming the legality of the action of the European institutions in the resolution of Banco Popular and (iii) rejecting, in particular, all the allegations that there were irregularities in the sale process of Banco Popular to Banco Santander, S.A. Although four of these five judgments were initially appealed in cassation before the CJEU, in July 2023 one of the appellants withdrew his appeal. In June 2024, the CJEU upheld the appeal in case C-551/22-P brought by the Commission, in the sense of attributing to the later the responsibility of the contested decision. On 4 October 2024 the CJEU dismissed the appeals in cases C-535/22-P, C-541/22-P and subsequently, on 14 October the appeal in case C-448/22-P. Therefore, all appeals before the CJEU have already been resolved.
On the other hand, in relation to the lawsuits initiated by investors directly against Banco Santander, S.A. derived from the acquisition of Banco Popular, on 2 September 2020, the Provincial Court of La Coruña submitted a preliminary ruling to the CJEU in which it asked for the correct interpretation of the Article 60, section 2 of Directive 2014/59/EU of the European Parliament and of the Council of 15 May, establishing a framework for the restructuring and resolution of credit institutions and investment services companies. Said article establishes that, in the cases of redemption of capital instruments in a bank resolution, no liability will subsist in relation to the amount of the instrument that has been redeemed. On 5 May 2022, the CJEU rendered its judgement confirming that Directive 2014/59/EU of the European Parliament and of the Council does not allow that, after the total redemption of the shares of the share capital of a credit institution or an investment services company subject to a resolution procedure, the shareholders who have acquired shares within the framework of a public subscription offer issued by said company before the start of such a resolution procedure, exercise against that entity or against its successor, an action for liability for the information contained in the prospectus, under Directive 2003/71/EC of the European Parliament and of the Council, or an action for annulment of the subscription contract for those shares, which, taking into account its retroactive effects, gives rise to the restitution of the equivalent value of said shares, plus the interest accrued from the date of execution of said contract.
Regarding this judgment, the Supreme Court submitted three preliminary rulings about the application of the judgment of 5 May 2022 to other capital instruments such as subordinated obligations, preferred stocks and subordinated bonds. On 5 September 2024, the CJEU ruled that Directive 2014/59 precludes, after the total write down of the shares in a credit institution under resolution, that persons who have purchased (i) capital instruments that have been converted into shares in that credit institution before the adoption of resolution measures against it, or (ii) capital instruments which, in the context of that procedure, have been converted into shares in that credit institution, which were subsequently transferred to another credit institution, from bringing, against that institution or against its successor entity, an action for damages on the basis of flawed and incorrect information provided in the prospectus or a declaration of nullity. Currently, there are five preliminary rulings pending: (i) three preliminary rulings referred by the First Instance Court 3 of Santa Coloma de Farners in April 2023 concerning pre-emptive subscription rights and the compatibility of the principles of proportionality and legal certainty with the bringing of legal actions by former holders of pre-emptive subscription rights and shares against the entity issuing the securities or against the entity succeeding it, which is currently suspended; and (ii) two preliminary rulings referred by the Supreme Court in November 2023, which complement the ones requested in December 2022, regarding to a holder of subordinated bonds who filed a claim against Banco Popular before the resolution.
On 4 March 2024, in the context of preliminary proceedings 42/2017, the Central Court of Instruction No. 4 issued a ruling transforming the proceedings into Summary Proceedings and terminating the investigation phase. This ruling considers that the circumstantial evidence resulting from the investigation which could constitute a crime is basically the following: (i) an alleged misrepresentation in the prospectus of the 2016 capital increase of Banco Popular; and (ii) an alleged misrepresentation in the annual accounts of Banco Popular for 2015, the interim financial statements for 2016 and the annual accounts for 2016; and (iii) the offer to the market of a distorted amount of regulatory capital, after the capital increase of 2016 (for allegedly having been granted by Banco Popular financing to clients for the subscription of shares in the aforementioned capital increase, without discounting it from the regulatory capital). According to the aforementioned ruling, these facts could constitute the crimes of fraud of investors (art. 282 of the Criminal Code) and accounting falsehood (art. 290 of the Criminal Code). All appeals filed against the ruling have been dismissed. The accusing parties, including the Public Prosecutor's Office, filed their indictment briefs on 28 October 2024, which included requests for compensation for civil liability and the request that not only the defendants but also several entities are held liable for such compensation, including Banco Santander, S.A., the auditing firm and several insurance companies. Following the filing of the indictment briefs, on 22 November 2024, the Court (Investigating Judge) issued an order for the opening of the oral trial against the defendants and civil liability parties, including Banco Santander, S.A. as a possible civil liable party. However, in line with what was determined by the Spanish National Court and confirmed by the Supreme Court concerning the hypothetical succession of Banco Popular by Banco Santander, S.A., the oral trial has not been opened against the Bank as possible direct civil liable party.
The order to open the oral trial states that the plaintiffs have requested compensation for civil liability for a total amount of EUR 2,277.65 million. Additionally, the order rejects the imposition of the guarantee requested by several of the accusing parties, considering that it is unnecessary to secure the outcome of the trial.
The defendants and potential civil liable parties were granted until 4 February 2025 to file their defense writs. After that, the proceedings will be forwarded to the Criminal Chamber of the National Court for the oral trial. Regarding the civil liability, notwithstanding that the Bank considers that in light of the CJEU’s rulings dated 5 May 2022 and 5 September 2024 it has no subsidiary civil liability the Spanish National Court has stated that this issue shall be resolved within the ongoing proceedings.
The estimated cost of any compensation to shareholders and bondholders of Banco Popular recognized in the 2017 accounts amounted to EUR 680 million, of which EUR 535 million were applied to the commercial loyalty program. On 15 December 2024, Banco Santander, S.A., proceeded to redeem in advance voluntarily all bonds in circulation regarding such commercial action (vid. note 34 of these consolidated annual accounts).The CJEU judgements of 5 May 2022 and of 5 September 2024 referred above, represented a very significant reduction in the risk associated with these claims.
•German shares investigation: the Cologne Public Prosecution Office is conducting an investigation against the Bank, and other group entities based in UK - Santander UK plc, Santander Financial Services Plc and Cater Allen International Limited -, in relation to a particular type of tax dividend linked transactions known as cum-ex transactions.
The Group is cooperating with the German authorities. According to the state of the investigations, the result and the effects for the Group, which may potentially include the imposition of material financial consequences (penalties, and/or disgorgement of proceeds) cannot be anticipated. For this reason, the Bank has not recognized any provisions in relation to the potential imposition of financial penalties.
•Banco Santander, S.A. was sued in a legal proceeding in which the plaintiff alleges that the Bank breached his contract as CEO of the institution: in the lawsuit, the claimant mainly requested a declaratory ruling upholding the existence, validity and effectiveness of such contract and its enforcement together with the payment of certain amounts. For the case that the main request is not granted, the claimant sought a compensation for a total amount of approximately EUR 112 million or, an alternative relief for other minor amounts. Banco Santander, S.A. answered to the legal action stating that the conditions to which the appointment of that position was subject to were not met; that the executive services contract required by law was not concluded; and that in any case, the parties could terminate the contract without any justified cause.

On 17 May 2021, the plaintiff reduced his claims for compensation to EUR 61.9 million. On 9 December 2021, the Court upheld the claim and ordered the Bank to compensate the claimant in the amount of EUR 67.8 million. By court order of 13 January 2022, the Court corrected and supplemented its judgment, reducing the total amount to be paid by the Bank to EUR 51.4 million and clarifying that part of this amount (buy out) was to be paid under the terms of the offer letter, i.e., entirely in Banco Santander shares, within the deferral period for this type of remuneration at the plaintiff's former employer and subject to the performance metrics or parameters of the plan in force at the Bank, which was that of 2018. As explained in note 5 of the report of the consolidated annual accounts of the year 2022, the degree of performance of these objectives was 33.3%.
The Bank filed an appeal against the judgment before the Madrid Court of Appeal, which was opposed by the plaintiff. At the same time, the plaintiff filed an application for provisional enforcement of the judgment in the First Instance Court. A court order was issued ordering enforcement of the judgment, and the Bank deposited in the court bank account the full amount provisionally awarded to the claimant, including interest, for an approximate sum of EUR. 35.5 million, within the voluntary compliance period.
On 6 February 2023, Banco Santander was notified with the judgment of 20 January 2023 by which the Madrid Court of Appeal partially upheld the appeal filed by the Bank. The judgment has reduced the amount to be paid by EUR 8 million, which, to the extent that this amount was already paid in the provisional partial enforcement of the judgement of first instance court, must be returned to the Bank together with other amounts for interest, which the appeal judgement also rejects. The plaintiff deposited circa EUR 9.6 million. This amount was received by the Bank on 11 July 2023.
On 11 April 2023, the Bank filed an extraordinary appeal for procedural infringement and an appeal in cassation against the Madrid Court of Appeal’s judgment before Spanish Supreme Court. Existing provisions cover the estimated risk of loss.
•Universalpay Entidad de Pago, S.L. (Upay): has filed a lawsuit against Banco Santander, S.A. for breach of the marketing alliance agreement (MAA) and claims payment (EUR 1,050 million). The MAA was originally entered into by Banco Popular and its purpose is the rendering of acquiring services (point of sale payment terminals) for businesses in the Spanish market. The lawsuit was mainly based on the potential breach of clause 6 of the MAA, which established certain obligations of exclusivity, non-competition and customer referral. On 16 December 2022, the Court ruled in favour of the Bank and dismissed the plaintiff's claim in its entirety. The decision was appealed before the Provincial Court of Madrid and the Bank filed its opposition to Upay's appeal. On 4 October 2024 the Court of Appeal issued an order scheduling the date for the vote and decision of the appeal on 14 November 2024. On 20 December 2024, the parties reached an agreement by which the MAA and ancillary agreements, which duration would have elapsed in over five years’ time, were terminated and, as a result, they have made an application to the Court to terminate the proceedings. The agreement will not have a material impact in the consolidated annual accounts.

•CHF Polish Mortgage Loans: on 3 October 2019, the CJEU rendered its decision in relation to a judicial proceeding against an unrelated bank in Poland regarding the consequences of potentially unfair contractual clauses in CHF-indexed loan agreements. The CJEU left it up to national courts to decide in this regard, indicating that it is possible to invalidate a contract if it cannot be maintained without abusive terms and there are no explicit supplementary provisions that can replace these terms.
On 15 June 2023, the CJEU issued its judgment in Case C-520/21, in which it confirmed that it is national law that is relevant to determine the effect of cancellation of a contract - respecting the principles arising from Directive 93/13/EEC. According to the ruling of the CJEU in that case, the bank's claims in excess of the repayment of the nominal amount of the loan's principal and, as the case may be, the payment of default interest are contrary to the objectives of Directive 93/13/EEC if they were to lead to a profit analogous to the one it intended to make from the performance of the contract and thus eliminate the deterrent effect.
On 25 April 2024, the Civil Chamber of the Supreme Court rendered a decision according to which: (i) in the event that a provision of an indexed or denominated loan agreement relating to the manner of determining the exchange rate of a foreign currency constitutes an abusive contractual term and is not binding, based on the current case law, it is not possible for this provision to be replaced by any other method of determining exchange rates under the law or prevailing practices; (ii) in the event that it is not possible to determine a foreign currency exchange rate binding for the parties in an indexed or denominated credit agreement, the agreement is not binding. Further, referring to the issues related to the cancellation of a credit agreement, the Supreme Court pointed out that: (i) if the bank has paid all or part of the credit amount to the borrower and the borrower has made repayments of the credit, independent claims for the repayment of the undue payment arise in favour of each party (the so-called two condition theory); (ii) the limitation period of the bank's claim for reimbursement of amounts paid under the credit begins from the day following the day on which the borrower challenged the bindingness of the terms of the agreement; (iii) there is no legal basis for either party to claim interest or other benefits for the use of its funds during the period between the undue payment and the date when the repayment became due. The criteria set out by the Supreme Court in its decision could clarify the previous decisions described above. Nine judges of the Supreme Court declined to participate in the resolution raising questions of a constitutional nature and six judges submitted dissenting opinions mainly on issues related to the maintenance of the agreement after the elimination of abusive clauses.
Santander Bank Polska and Santander Consumer Bank Poland estimate legal risk using a model which considers different possible outcomes and regularly monitor court rulings on foreign currency loans to verify changes in case law practice, including the impact of the aforementioned Supreme Court resolution on this case law. The Bank is reaching settlements with customers who have taken legal action as well as with those who have not yet decided to file a lawsuit. The settlement scenario is reflected in the model used to calculate provisions for legal risks.
As of 31 December 2024, Santander Bank Polska S.A. and Santander Consumer Bank S.A. maintained a portfolio of loans affected by the legal risk connected with CHF mortgage for an approximate gross amount of PLN 5,173.7 million (EUR 1,210.1 million). As of 1 January 2022, in accordance with IFRS 9 and based on the new best available information, the accounting methodology was adapted so that the gross carrying amount of mortgage loans denominated and indexed in foreign currencies is reduced by the amount in which the estimated cash flows are not expected to cover the gross amount of loans, including as a result of legal controversies relating to these loans. In the absence of exposure or insufficient gross exposure, a provision according to IAS 37 is recorded.
As of 31 December 2024, the total value of adjustment to gross carrying amount in accordance with IFRS9 as well as provisions recorded under IAS37, amount to PLN 6,592.0 million (EUR 1,541.9 million). PLN 4,676.8 million (EUR 1,093.1 million) corresponds to adjustment to gross carrying amount under IFRS 9 and PLN 1,915.3 million (EUR 448.0 million) to provisions recognized in accordance with IAS 37. The adjustment to gross carrying amount in accordance with IFRS9 in 2024 amounted to PLN 1,268.9 million (EUR 294.8 million) and the additional provisions under IAS37 amounted to PLN 1,248.8 million (EUR 290.1 million). Other costs related to the dispute amounted to PLN 536.9 million (EUR 124.7 million).
These provisions represent the best estimate as at 31 December 2024. Santander Bank Polska and Santander Consumer Bank Poland will continue to monitor and assess appropriateness of those provisions.
•Banco Santander Mexico: dispute regarding a testamentary trust constituted in 1994 by Mr. Roberto Garza Sada in Banca Serfin (currently Santander Mexico) in favor of his four sons in which he affected shares of Alfa, S.A.B. de C.V. (respectively, Alfa and the Trust). During 1999, Mr. Roberto Garza Sada instructed Santander México in its capacity as trustee to transfer 36,700,000 shares from the Trust's assets to his sons and daughters and himself. These instructions were ratified in 2004 by Mr. Roberto Garza Sada before a Notary Public.
Mr. Roberto Garza Sada passed away on 14 August 2010 and subsequently, in 2012, his daughters filed a complaint against Santander Mexico alleging it had been negligent in its trustee role. The lawsuit was dismissed at first instance in April 2017 and on appeal in 2018. In May 2018, the plaintiffs filed an appeal (recurso de amparo) before the First Collegiate Court of the Fourth Circuit based in Nuevo León, which ruled in favor of the plaintiffs on 7 May 2021, annulling the 2018 appeal judgment and condemning Santander Mexico to the petitions claimed, consisting of the recovery of the amount of 36,700,000 Alfa shares, together with dividends, interest and damages.
Santander Mexico has filed various constitutional reviews and appeals against the recurso de amparo referred to above, which have been dismissed by the Supreme Court of Justice of the Nation. As of this date, an amparo review filed by the Bank is pending to be resolved in the Collegiate Courts in the State of Nuevo León, thus the judgment is not final.
On 29 June 2022, Santander México, within the framework of the amparo review filed by the Bank, requested the First Collegiate Court in Civil Matters of the Fourth Circuit of Nuevo León the recusal of two of the three Magistrates who rendered against Santander Mexico, which was resolved in favour of Santander Mexico. Plaintiffs requested the recusal of the third Magistrate who ruled with a dissenting vote against the recurso de amparo referred above and this was resolved in favour of Plaintiffs, and consequently the matter was referred to the Second Collegiate Court of the Fourth Circuit based in Nuevo León. The President of this Court considered that the Seventh Civil Chamber of the Superior Court of Justice of Nuevo León had fulfilled the Amparo granted to Mrs. Garza, therefore the Bank presented disconformity 'inconformidad', which was sent for resolution by the Second Collegiate Court of the Fourth Circuit based in Nuevo León. However, on 22 April 2024, the Bank asked the Supreme Court of Justice of the Nation to take up the matter. This has been accepted and consequently, the Supreme Court of Justice will resolve the matter. In addition, the Bank presented a Recurso de Reclamación for procedural defects, which is pending to be resolved by the Supreme Court of Justice of the Nation.
Santander México believes that the actions taken should prevail and reverse the decision against it. The impact of a potential unfavorable resolution for Santander México will be determined in a subsequent proceeding and will also depend on the additional actions that Santander México may take in its defense, so it is not possible to determine it at this time. At the current stage of the proceedings, the provisions recorded are considered to be sufficient to cover the risks deriving from this claim.
•URO Property Holdings, S.A. (before URO Property Holdings, SOCIMI SA): on 16 February 2022, legal proceedings were commenced in the Commercial Court of London against Uro Property Holdings S.A. (Uro), a subsidiary of Banco Santander, S.A., by BNP Paribas Trust Corporation UK Limited (BNP) in its capacity as trustee on behalf of certain bondholders and beneficiaries of security rights. The litigation concerns certain terms of a financing granted to Uro which was supported by a bond issue in 2015. The claimant seeks a declaration by the Court and a monetary award against Uro, in connection with an additional premium above the nominal value of the financing repayment because of Uro having lost its status as SOCIMI (Sociedad Anónima Cotizada de Inversión Inmobiliaria), such loss causing the prepayment of the bond issue and, in the opinion of the claimant BNP, also the obligation to pay the additional premium by Uro. Uro denies being liable to pay that additional premium and filed its defense statement and a counterclaim against the claimant. Furthermore, Uro filed a summary judgement application for BNP's claim to be dismissed before trial. The dismissal of this application by the Commercial Court was confirmed by the Appeal Court. It is estimated that the maximum loss associated with this possible contingency, amounts to approximately EUR 250 million. In November 2024, Uro reached an agreement with bondholders and beneficiaries of security rights, which determine termination of the proceedings. The agreement does not have a material impact in the consolidated annual accounts.
•Mortgage Expenses: In December 2015 the Spanish Supreme Court ruled that mortgage clauses relating to the payment of fees associated to formalizing the mortgage were abusive. On 27 November 2018, the Supreme Court agreed that the taxpayer of the documented legal acts stamp duty tax (IAJD) on the mortgage loans should be the borrower. On 9 November 2018, RDL 17/2018 came into force and modified the Law of the IAJD, establishing that the taxpayer is the Bank. On 23 January 2019, the Supreme Court ruled the distribution of the same must be 50% between the Bank and the borrower in public notary expenses and agency expenses. The Supreme Court also ruled that the Bank must pay 100% of the Registry. On 26 October 2020, the Supreme Court ruled that the Bank is fully responsible for the management expenses; and on 27 January 2021, the Supreme Court ruled that the Bank is also responsible for the valuation expenses.
In September 2020, the Barcelona Court of Appeal, rendered a decision stating that the commencement (dies a quo) for the statute of limitation starts running from the day the consumer fully paid mortgage expenses. The judgment has been appealed to the Supreme Court, which referred a preliminary matter to the ECJ for the establishment of the dies a quo from which the limitation period for the refund action starts running (C-561/21).
On 25 January 2024 the ECJ rendered a judgment (joint cases C‑810/21 and C‑813/21) stating that Directive 93/13 must be fixed on a case-by-case basis by national courts based on the moment when the consumer was aware of the unfair nature of the clause and the legal consequences of such unfair nature.
Further, on 25 April 2024, two additional judgments were rendered (cases C-561/21 and C-484/21) in which the ECJ stated that the dies a quo of the statute of limitations for the annulment of the mortgage expenses shall be fixed on the moment when the consumer has an effective knowledge of the abusive nature of the clause and its effects and that this date must not be fixed (a) on the date of payment of such expense nor of the execution of the agreement; (b) when the Supreme Court has handed down judgments stating the abusive nature of a clause similar to the one included in the consumer contract; nor (c) when the ECJ has handed down judgments confirming that the statute of limitations for the annulment of contractual provisions is valid subject to its compliance with the principles of equivalence and effectiveness.
The Supreme Court has confirmed this criterion in its 14 June 2024 judgment, establishing that the public dissemination of case-law declaring the abusive nature of a clause does not necessarily give rise to the limitation period of the reimbursement action derived from similar clauses. However, the 4 July 2024 judgment, rendered in the case C-450/22, the ECJ has established that it cannot be excluded a priori that, as a consequence of the occurrence of an objective event or of a notorious event, such as the amendment of the applicable legislation or a widely disseminated and debated development of jurisprudence, the court considers that the average consumer's overall perception of the floor clause has changed during the reference period and has enabled him to become aware of the potentially significant economic consequences arising from such clause. A further preliminary question concerning the statute of limitations of the annulment of mortgage expenses has been raised before the ECJ by the First Instance Court No 8 of La Coruña. In December in 2024, the Supreme Court handed down two additional judgments regarding statute of limitations, in which it determines that the date to be considered for the purposes of the application of Directive 93/1994 and, consequently, the statute of limitations detailed in its previous judgments, is 31 December 1994 (i.e. the date when the deadline for its transposition ended). This is based on the principle of interpretation in accordance with directives not transposed (applicable once their transposition period has expired). The recorded provision includes the best estimate of Group’s liability for this matter.
Banco Santander and the other Group companies are subject to claims and, therefore, are party to certain judicial and administrative proceedings incidental to the normal course of their business including those in connection with lending activities, relationships with employees and other commercial or tax matters additional to those referred to here.
With the information available to it, the Group considers that, at 31 December 2024, it had reliably estimated the obligations associated with each proceeding and had recognized, where necessary, sufficient provisions to cover reasonably any liabilities that may arise as a result of these tax and legal risks. Disputes in which provisions have been registered but are not disclosed is justified on the basis that it would be prejudicial to the proper defense of the Group. Subject to the qualifications made, it also believes that any liability arising from such claims and proceedings will not have, overall, a material adverse effect on the Group’s business, financial position, or results of operations.